Segment Reporting (Details)	6 Months Ended
Mar. 31, 2025
Segment Reporting [Abstract]
Reporting segment	1
Segment description	The management of the Company concludes that it has only one reporting segment. The Company designs and manufactures quality wheelchair and other living aids products. The Company’s products have similar economic characteristics with respect to raw materials, vendors, marketing and promotions, customers and methods of distribution. The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company, rather than by product types or geographic area; hence the Company has only one reporting segment.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer